Berwyn Fund
(Ticker Symbol: BERWX)

Berwyn Income Fund
(Ticker Symbol: BERIX)

Berwyn Cornerstone Fund
(Ticker Symbol: BERCX)
Each a series of Investment Managers Series Trust

Supplement dated June 2, 2016, to the Prospectus dated March 30, 2016

Effective immediately, the section entitled “Portfolio Managers” under “MANAGEMENT OF THE FUNDS” beginning on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers
George Cipolloni, III, Lee S. Grout, Robert E. Killen and Mark J. Saylor are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios.

George Cipolloni, III. Mr. Cipolloni is a Senior Portfolio Manager of the Advisor and Co-Lead Manager of the Berwyn Income Fund. Mr. Cipolloni’s primary responsibilities include equity and fixed income research, fixed income trading and portfolio analysis. Mr. Cipolloni joined the Advisor in 2016. Prior to joining the Advisor, Mr. Cipolloni served as Vice President and Director of The Killen Group, as well as Co-Lead manager of the Berwyn Income Fund and Berwyn Cornerstone Fund series of The Berwyn Funds, since 2006. He is a CFA® charterholder and a member of the CFA Institute and CFA Society of Philadelphia.

Lee S. Grout. Mr. Grout is a Senior Portfolio Manager of the Advisor and Lead Manager of the Berwyn Fund. Mr. Grout’s primary responsibilities include research and portfolio analysis, with an emphasis on fundamental equity research. Mr. Grout joined the Advisor in 2016. Prior to joining the Advisor, Mr. Grout served as Executive Vice President, Head of Research and Director of The Killen Group, as well as Co-Lead Manager of the Berwyn and Berwyn Cornerstone Fund series of The Berwyn Funds, since 2001. He is a CFA® charterholder and a member of the CFA Institute and CFA Society of Philadelphia.

Robert E. Killen. Mr. Killen is a Senior Portfolio Manager of the Advisor and Lead Manager of the Berwyn Cornerstone Fund. Mr. Killen’s primary responsibilities include research and technical analysis, with an emphasis on fundamental equity research. Mr. Killen joined the Advisor in 2016. Prior to joining the Advisor, Mr. Killen served as founder, Chairman and Chief Executive Officer of The Killen Group since 1982. He has over 40 years of investment management experience.

Mark J. Saylor. Mr. Saylor is a Senior Portfolio Manager of the Advisor and Co-Lead Manager of the Berwyn Income Fund. Mr. Saylor’s primary responsibilities include equity and fixed income research, fixed income trading and portfolio analysis. Mr. Saylor joined the Advisor in 2016. Prior to joining the Advisor, Mr. Saylor was a shareholder of The Killen Group as well as Co-Lead Manager of the Berwyn Income Fund series of The Berwyn Funds since 2014. He is a CFA® charterholder and a member of the CFA Institute and CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Please file this Supplement with your records.